UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2021

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2021, WEX Inc. (the “Company”) issued a press release announcing its third-quarter 2021 results.  A copy of the release is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2021, WEX Inc. (“WEX”) announced that Scott Phillips, President, Global Fleet, will leave WEX on April 1, 2022.  Mr. Phillips is a participant in the WEX Inc. Executive Severance Pay and Change in Control Plan, a copy of which is filed as Exhibit No. 10.18 to WEX’s Annual Report on Form 10-K filed with the SEC on March 18, 2019 (the “Severance Plan”), and is a party to an Employment Agreement, dated October 16, 2015, by and among Electronic Funds Source LLC, Mr. Phillips and WEX, a copy of which is filed as Exhibit 10.29 to WEX’s Annual Report on Form 10-K filed with the SEC on March 1, 2018, as amended by the First Amendment to Employment Agreement, dated November 1, 2017, a copy of which is filed as Exhibit 10.31 to WEX’s Annual Report on Form 10-K filed with the SEC on March 1, 2018 (collectively, the “Employment Agreement”).  He is entitled to severance pay benefits under Section 4.1 of the Severance Plan and Section 7 of the Employment Agreement.

Item 7.01 Regulation FD Disclosure.

On October 28, 2021, the Company will hold a conference call announcing its results of operations for the three months ended September 30, 2021.

On October 28, 2021, the Company issued a press release announcing changes to its executive leadership team. The information in this item, including Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of WEX Inc. dated October 28, 2021, with respect to third quarter 2021 results

99.2	Press Release of WEX Inc. dated October 28, 2021, with respect to certain executive leadership team changes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date:	October 28, 2021	By:	/s/ Roberto Simon
Roberto Simon
Chief Financial Officer